UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2021

Medley LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware
001-37857	(State or other jurisdiction of incorporation)	27-2437343
(Commission File Number)		(I.R.S. Employer Identification No.)

280 Park Avenue, 6th Floor East
New York, NY 10017

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (212) 759-0777

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
6.875% Notes due 2026 7.25% Notes due 2024	MDLX MDLQ	New York Stock Exchange New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On May 27, 2021, our largest advisory client, Sierra Income Corporation (“Sierra”), issued a press release announcing that Sierra’s board of directors had entered into a formal review process to evaluate strategic alternatives for Sierra. Sierra’s press release stated that Sierra’s board of directors has authorized the special committee of Sierra’s board to lead such process, with the special committee of Sierra’s board having engaged a financial advisor. Sierra’s press release further stated that Sierra’s board of directors has not set a timetable for the conclusion of the strategic alternatives review, that there can be no assurance that the review will result in any form of transaction, and that Sierra does not intend to comment further regarding the review unless or until it determines that further disclosure is appropriate or required by law.

Sierra is a business development company and our sole permanent capital vehicle, and is currently externally managed and advised by SIC Advisors LLC, an affiliate of Medley Management Inc. (“MDLY”) and Medley LLC (“Medley LLC,” and together with MDLY, “Medley”). For the years ended December 31, 2020 and 2019, Sierra represented approximately 44.3% and 41.2%, respectively, of Medley's total revenues, excluding investment income. In the event the review process being undertaken by Sierra were to result in termination of Medley’s advisory agreement with Sierra, such event would have a significant and material adverse effect on Medley’s business and prospects and we believe that Medley would likely not be able to continue operations.

MDLY and Medley LLC are in the process of evaluating the Sierra announcement and the potential impact of the review process being undertaken by Sierra on Medley’s business. As previously reported, Medley LLC filed a voluntary petition for Chapter 11 relief on March 7, 2021 (the “Medley LLC Chapter 11 Case”), and on May 13, 2021 withdrew its original plan of reorganization submission. Medley LLC is exploring its options in light of the Sierra announcement and evaluating next steps in the Medley LLC Chapter 11 Case.

Cautionary Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on the current beliefs and expectations of Medley’s management and are subject to significant risks and uncertainties. The above statements regarding the review process undertaken by Sierra, statements regarding the potential effects and implications of Sierra’s review process, including without limitation on Medley’s business and/or the Medley LLC Chapter 11 Case, and statements regarding any actions taken by MDLY and/or Medley LLC in connection with the Sierra announcement including statements regarding evaluations of the potential impact on the Medley business and exploration of options and next steps in light of the Sierra announcement, and other statements containing the words “believes,” “anticipates,” “plans,” “expects,” “will” and similar expressions, constitute forward-looking statements that are based on Medley’s current expectations. Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause Medley’s actual results, as well as Medley’s expectations regarding materiality or significance, to differ materially from those in the forward-looking statements. These factors include, but are not limited to, the following: (i) the outcome of the formal review process undertaken by Sierra, and whether Sierra’s review process results in a termination of Medley’s advisory agreements with Sierra; (ii) the outcome of the Medley LLC Chapter 11 Case and Medley LLC’s ability to successfully reorganize and emerge from bankruptcy protection; (iii) Medley LLC’s ability to develop and propose an amended Chapter 11 Plan of Reorganization of Medley LLC (“Plan”), successfully attain Bankruptcy Court confirmation of any such amended Plan that Medley LLC may propose, and thereafter successfully consummate and implement such Plan in accordance with the terms thereof; as previously reported in our Current Report on Form 8-K filed on May 13, 2021, pursuant to filings with the Bankruptcy Court, on May 13, 2021, Medley LLC withdrew its original Plan and Disclosure Statement; Medley LLC has to date been unable to successfully develop an amended Plan and an amended Disclosure Statement; (iv) since the commencement of Medley LLC’s Chapter 11 proceedings we have experienced and may continue to experience certain adverse effects on our business, including employee attrition, client attrition and a reduction in assets under management; (v) whether the Bankruptcy Court will confirm any amended plan of reorganization that Medley LLC may develop and propose (there being the risk that any amended plan of reorganization that Medley LLC may propose may never be confirmed by the Bankruptcy Court or become effective); (vi) additional risks related to the Medley LLC Chapter 11 Case and any reorganization in connection therewith, including, but not limited to, risks associated with any reorganization that Medley LLC may pursue (including but not limited to risks associated with potential changes to our capital structure), the Bankruptcy Court may grant or deny motions in a manner adverse to Medley LLC, claims that may not be discharged in the Medley LLC Chapter 11 Case, adverse publicity in connection with Medley LLC’s bankruptcy petition, the impact of the Medley LLC Chapter 11 Case on our overall future financial performance, and risks related to trading in our securities during the pendency of the Medley LLC Chapter 11 Case; (vii) in the event Medley LLC is unable to successfully develop an amended Plan, or any such Plan that Medley LLC proposes fails to attain confirmation of the Bankruptcy Court, Medley LLC may have no suitable alternatives reasonably available to it other than a liquidation under Chapter 11 of the Bankruptcy Code, or to convert the Medley LLC Chapter 11 Case into a liquidation case under Chapter 7 of the Bankruptcy Code, in which event a Chapter 7 trustee would be appointed to liquidate Medley LLC’s assets for distribution in accordance with the priorities established by the Bankruptcy Code; (viii) our ability to continue as a going concern; (ix) the outcome of, the timeframe for, and the ultimate resolution of the matters raised by the Wells Notices received by MDLY, Medley LLC and certain pre-IPO owners of Medley LLC, including whether any enforcement action will be brought and the full extent of the potential implications thereof; any adverse outcome in connection therewith could have a material effect on our business, financial condition, or results of operations; (x) difficult market and political conditions; (xi) our success in retaining or recruiting, or changes required in, our officers, key employees or directors; (xii) our ability to successfully compete for and retain fund investors, assets, professional talent and investment opportunities; (xiii) our ability to successfully formulate and execute our business, investment and growth strategies; (xiv) our financial performance; (xv) our ability to consummate or successfully integrate development opportunities, acquisitions or joint ventures; (xvi) our ability to manage conflicts of interest; (xvii) our assumptions relating to our operations, investment performance, financial results, financial condition, business prospects, growth strategy and liquidity; (xviii) the uncertain effect of COVID-19 or other future pandemics or events on our business, operating results and financial condition, including disruption to our customers, our employees, the global economy and financial markets; and (xix), our ability to regain and maintain compliance with NYSE continued listing requirements and our ability to maintain our NYSE listing.

All forward-looking statements made herein speak only as of the date of this Current Report on Form 8-K. Except as required by law, Medley LLC undertakes no obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. For a discussion of a variety of risk factors affecting Medley LLC’s business and prospects, see “Risk Factors” in Medley LLC’s annual and quarterly reports filed with the SEC including, but not limited to, its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which has been filed with the SEC and is available on our website (www.mdly.com) and on the SEC’s website (www.sec.gov).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2021		MEDLEY LLC

	By:	/s/ Richard T. Allorto, Jr.
	Name:	Richard T. Allorto, Jr.
	Title:	Chief Financial Officer